UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2021

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
California Public Utilities Commission Issues Final Decision in General Rate Case
As previously reported, in 2019, the California subsidiary of American Water Works Company, Inc. (the “Company”) filed a general rate case with the California Public Utilities Commission (the “CPUC”) requesting $27 million in annualized incremental water and wastewater revenues for 2021, and increases of $10 million in both the escalation year of 2022 and the attrition year of 2023, respectively. In January and February 2021, the Company’s California subsidiary filed comprehensive settlements in the general rate case resolving substantially all disputed matters among the parties to the settlements.
On November 18, 2021, the CPUC unanimously approved a final decision adopting the comprehensive general rate case settlements. Pursuant to this final decision, which is retroactive to January 1, 2021, the Company’s California subsidiary has been authorized annualized incremental water and wastewater revenues of $17.9 million for 2021, and increases of $7.7 million for each of 2022 and 2023. The final decision also authorizes the Company’s California subsidiary to make $165 million in new infrastructure investments for water and wastewater service for 2021 and 2022. The new rates will be implemented in the first quarter of 2022.
A copy of the press release issued by the Company’s California subsidiary on November 18, 2021 has been filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits to this Current Report have been provided herewith (as noted below):

Exhibit No.	Description
99.1*	Press Release, dated November 18, 2021, issued by the Company’s California subsidiary.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	November 18, 2021	By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick
Executive Vice President and Chief Financial Officer
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